Exhibit 99.2

Exhibit 99.2

ARATANA

THERAPEUTICS

A new beginning ... in pet biologics October 2013

Vet

THERAPEUTICS

Safe Harbor Statement

Special Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our proposed acquisition of Vet Therapeutics; proposed private placement of shares of common stock; expectations regarding the approval of products; the prospects for Vet Therapeutics; expected future cash balance and liquidity; expectations regarding development programs, trials, studies, and approval; expectations regarding in-license initiatives; and expectations regarding the Company’s plans and opportunities.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history and expectations of losses for the foreseeable future; our lack of commercial sales; our failure to obtain any necessary additional financing; our substantial dependence on the success of our current compounds, AT-001, AT-002 and AT-003, which are still in development; our inability to identify, license, develop and commercialize additional product candidates; our inability to obtain regulatory approval for our existing or future product candidates; the lack of commercial success of our current or future product candidates; uncertainties regarding the outcomes of studies regarding our products; effects of competition; our failure to attract and keep senior management and key scientific personnel; our complete reliance on third-party manufacturers and third parties to conduct all our target animal studies and certain other development efforts; our lack of a sales organization; our significant costs of operating as a public company; our lack of effective internal control over financial reporting; changes in distribution channels for pet therapeutics; consolidation of our customers; impacts of generic products; unanticipated safety or efficacy concerns; our limited patents and patent rights; our failure to comply with our intellectual property license obligations; our infringement of third party patents and challenges to our patents or rights; our failure to comply with regulatory requirements; our failure to report adverse medical events related to our products; legislative or regulatory changes; the volatility of our stock price; our status as an “emerging growth company,” as defined in the JOBS Act; the potential for dilution if we sell shares of our common stock in future financings; the significant control over our business by our principal stockholders and management; the potential that a significant portion of our total outstanding shares could be sold into the market in the near future; effects of anti-takeover provisions in our charter documents and under Delaware law; and our intention not to pay dividends. These and other important factors discussed under the caption “Risk Factors” in the Company’s final prospectus filed with the Securities and Exchange Commission, or SEC, on June 27, 2013 relating to its Registration Statement on Form S-1, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

ARATANA

THERAPEUTICS

Investment Highlights

Large, growing market

De-risked drug development

Private-pay

Portfolio approach

Scalable and capital-efficient

Pure-play, first mover

The new beginning in pet therapeutics.

ARATANA

THERAPEUTICS

Vet Therapeutics

Strategic Rationale

Biologics (specifically, monoclonal antibodies) promising “second front”

- Fast to market, targeted, high-value therapies

- Vet Therapeutics has a leading IP position

Oncology is a key therapeutic area

- Good fit with PETX portfolio (AT-002, AT-003)

- Dog lymphoma is a leading indication

Early commercialization potential

- Licensure anticipated within next twelve months

- If licensure achieved, limited launch in 2014 to gain clinical experience with the product pending full licensure

- Full launch may be possible as early as 2016 for T-cell product

Pipeline beyond lymphoma and cancer

- Mast Cell Tumor, Atopic Dermatitis, Feline lymphoma

- Diagnostic opportunity

ARATANA

THERAPEUTICS

Deal Structure

$43M upfront

- Combination of cash, seller’s debt and equity

$30.0M at close

$3.0M in sellers’ debt

- Cash pay interest at 7%

- Due 12/31/2014

625,000 in restricted common stock (same terms as PIPE)

$5.0M in earn-outs

- On achievement of regulatory and manufacturing milestones

Significant upside to PETX

- Animal health partnership with significant economics

- T-cell rights retained worldwide; B-cell owned in certain territories

- Mast Cell Tumor, Atopic Dermatitis, Feline Lymphoma, Arthritis, etc.

ARATANA

THERAPEUTICS

Pro-Forma Pipeline

2012 2013 2014 2015 2016

Development Programs:

AT - 001 (Pain)

AT - 002 (Appetite Stimulant)

AT - 003 (Post-Operative Pain)

B-Lymphoma*

T-Lymphoma

Dx Lymphoma

Mast Cell Tumor

Atopic Dermatitis

Feline Lymphoma

Additional Products

Option Programs:

Option 1 (Alpha)

Option 2 (Beta)

Option 3 (Gamma)

Full License

Conditional License

Decision

Decision

Decision

Approval

Approval

Approval

Full License

License

*Partnered in certain territories

ARATANA THERAPEUTICS

The Promise of Biologics

TRANSLATING THE BEST OF HUMAN INNOVATION TO PETS

Biology underlying cancer and immune conditions are similar

Human Biologics Standard of Care

20 years of knowledge, and experience

Pet Biologics

Engineered biologics for pets based on existing human blockbuster products

ARATANA THERAPEUTICS

Oncology Is Target-Rich

$57B Human Chemo Market

Chemotherapy	Human Cancer Use	Companion Animal Cancer Use
Cyclophosphamide	Lymphomas MM, solid tumors	✓
Doxorubicin	Lymphomas MM, solid tumors	✓
Vincristine	Lymphomas MM, solid tumors	✓
Prednisone	Lymphomas MM, solid tumors	✓
L-asparaginase	Leukemia, Lymphoma	✓
Carboplatin	Solid Tumors	✓
Cis-platinum	Sarcoma, Carcinoma, Lymphoma	✓
Mitoxantrone	Breast cancer, AML, Lymphomas	✓
Lomustine	Brain/CNS, Lymphoma, Mast cell	✓
Methotrexate	Lymphomas Osteosarcoma	✓

$2B+ Chemo Market
- Human drugs migrate unchanged into veterinary practice

$20B Human Cancer Antibody Market

Antibody	Human Cancer Use	Companion Animal Cancer Use
Rituxan (CD20)	Non-Hodgkin's Lymphoma	X
Avastin (VEGF)	Solid Tumors	X
Erbitux (EGFR)	Solid Tumors	X
Herceptin (HER2)	Breast Cancer	X
Campath (CD52)	Chronic Lymphocytic Leukemia	X
Mylotarg (CD33)	Acute Myeloid Leukemia	X
Zevalin (CD20)	Follicular Lymphoma	X
Bexxar (CD20)	Non-Hodgkin's Lymphoma	X
Vectibix (EGFR)	Solid Tumors	X
TheraCIM (EGFR)	Solid Tumors	X

$0 Protein Market
- Immunogenicity
- Lack of efficacy

ARATANA THERAPEUTICS

8

Pet Antibodies

A proprietary platform

VL VH

CL CH1

CH2 CH3

heavy chain

light chain

Mouse

VX Proprietary Platform

Pet specific antibodies with 85%+ pet sequences

Pet Fc region

Most effective IgG sequence

Straightforward engineering with no shuffling

IP protected

Pet Specific

Pet Specific Antibodies

Highly specific

- Developed against pet targets

Non immunogenic

- Compatible with pet immune system

Highly potent

- Engages pet immune system

Cost effective

- High yield production

ARATANA THERAPEUTICS

Intellectual Property

US Patent No. 8,337,842 (speciesization of Abs)

- Family of patents (expiration 2029)

Claims directed to heterochimeric Ab

Covers all VX products

- Dependent claims directed to both CD52 & CD20

- Additionally, a divisional directed to methods of treatment

Antibody Constant Domain Regions and Uses Thereof

- Notice of Allowance (at least 2030)

- Covers all VX products

Monoclonal Antibodies Directed to CD20 (at least 2031)

Monoclonal Antibodies Directed to CD52 (at least 2031)

Unpublished applications against IL-6, Her2 Receptor

ARATANA THERAPEUTICS

FDA and USDA

FDA Center for Veterinary Medicine

Proof of Concept INAD

Chemistry, Mfg. & Controls (CMC) Safety

Effectiveness

Labeling, FOI Summary, Other Administrative NADA

USDA - Center for Veterinary Biologics

Proof of Concept

Manufacturing

File for Product License

Preclinical

Field Safety and Efficacy

Conditional Product License*

Extended Field Safety and Efficacy Study

Full Product License

Year 1 Year 2 Year 3 Year 4 Year 5

Year 1 Year 2 Year 3 Year 4 Year 5

* Conditional licenses granted under special circumstances

ARATANA

THERAPEUTICS

Canine Lymphoma

Ideal for first antibody therapy

RITUXAN FOR DOG LYMPHOMA

A canine-specific antibody therapy could achieve in dogs what Rituxan has done for human lymphoma

Lymphoma is most common blood cancer in dogs

6% of total dog cancer

Lymphoma is the most treated cancer

Chemotherapy is the current “standard of care” 150,000+ dogs per year under treatment in US Treatment cost ranges between $3,500 and $10,000

Clinical manifestations are similar to humans

Lymphocyte targeting has proven efficacious in pets

Mammary

Hemangiosarcoma

Sarcoma

Lymphoma

Mast Cell

Skin

Bone

Other

Incidence

ARATANA

THERAPEUTICS

B-cell Lymphoma Treatment

Combination therapy increases remission time

Percent Remission

150

100

50

0

0

100

200

300

Days

Treated

Control

Comparison of Remission Time for the Control Group Treated with Chemotherapy Alone (Control) vs. the Group Treated with Combination (Comb or Treated). Time shown on X-axis is in days. Percent of dogs in remission is shown on Y-axis. P<0.0007***

Treated dogs received one cycle of Chemotherapy alone then several cycles of antibody therapy alone.

ARATANA

THERAPEUTICS

T-Cell Lymphoma Treatment

First in Class Potential

Cohort of client-owned dogs

Primary endpoint

Survival at fixed time point

Study predicted <50% would be alive

Results

All dogs alive at fixed time point

Several dogs alive longer than would be predicted

Well tolerated

ARATANA

THERAPEUTICS

Antibody Positioning

Standard of Care in human lymphoma comes to veterinary medicine

Canine Rituxan

Canine Campath

Lymphoma phenotyping allows B-cell and T-cell lymphomas to be treated differently

CD20 and CD52 are more precise immunotherapy targets

Value will be determined by efficacy, toxicity and ease of use

ARATANA

THERAPEUTICS

Strategic Fit

Pet therapeutics as the exclusive focus

Cutting edge science and innovation

— AT-001 Pain EP4 Receptor Antagonist

— AT-002 Appetite Stimulant Ghrelin Agonist

— AT-003 Post-Operative Pain Bupivicaine Liposome

PETX portfolio complementary to cancer

ARATANA

THERAPEUTICS

U.S. Sales Force

2014

1 National Sales Director

1 National Accounts and Distribution Manager

6 Territory Managers Tier 1 states

1 Professional Services Director

1 Professional Services Manager

1 Customer Service Manager

1 Sales Administration

1 Inside Sales

2015

+6 Territory Managers Tier 2 states

+1 Regional Sales Manager

+1 Professional Services Manager

+1 Pharmacovigilance Manager

+1 Customer Service Rep

+ 1 Inside Sales

+1 Sales Operations Manager

ARATANA

THERAPEUTICS

Financing Overview

No financing contingency, HSR review, or PETX shareholder approval

Uses of Funds

— $30.0M in cash

— $3.0M upfront paid as Seller’s Debt (Due 12/31/2014)

— 625,000 shares paid as equity

Sources of Funds

— $19.75M from PIPE

— $10.0M from additional draw/amendment on debt facility

— $3M of Seller’s Debt due 12/31/2014

— Balance Sheet Cash for expenses

— Shares to be issued on PIPE terms

Earn-outs

— $5M based on clinical, regulatory and manufacturing milestones

ARATANA

THERAPEUTICS

Our Financial Profile

~ $10M loss expected in 2H2013

Expect to end 2013 with $45M to $50M of cash on the balance sheet

Non-dilutive sources of capital

- OUS partnering expected in 2014

AT-001/002/003/T-Cell Lymphoma product funded to approval

Current financial profile is expected to enable:

- One new program per year through 2015

- Sufficient cash through 2015

MPMCAPITAL

Avalon

square 1 bank

Institution Name

Wellington Management

Adage Capital Partners

Marxe Austin W & Greenhouse David M

JPMorgan Chase & Co

Jennison Associates

Principal Financial Group

D.E. Shaw & Co.

Hutchin Hill Capital

Kopp Investment Advisors

Shares

1,049,390

1,000,000

766,440

726,200

425,000

350,000

237,752

175,000

53,295

ARATANA

THERAPEUTICS

Investment Highlights

Large, growing market

De-risked drug development

Private-pay

Portfolio approach

Scalable and capital-efficient

Pure-play, first mover

The new beginning in pet therapeutics.

ARATANA

THERAPEUTICS